FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2007

ESSEX PROPERTY TRUST, INC.
(Exact name of registrant as specified in its charter)

001-13106
(Commission File Number)

                                                                                    Maryland      77-0369576
                                                                            (State of Incorporation)    (I.R.S Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of principal executive offices) (Zip Code)

(650) 494-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

                On May 3, 2007, Essex Property Trust, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with UBS Securities, LLC (the “Underwriter”), relating to the sale of 1,500,000 shares of Common Stock and the granting of an over-allotment option for an additional 225,000 shares of Common Stock to the Underwriter solely to fulfill over-allotments. The Common Stock offering is expected to close on May 9, 2007.

                The offer and sale of the shares of Common Stock are registered with the Commission pursuant to a Registration Statement on Form S-3 No. 333-141726, filed by the Company on March 30, 2007.

                The Underwriter has from time to time provided investment banking, commercial banking and financial advisory services to the Company and its affiliates, for which they have received customary compensation. The Underwriter may provide similar services in the future. In addition, from time to time, the Underwriter may effect transactions for its own account or the account of customers, and hold on behalf of it or its customers, long or short positions in the Company’s debt or equity securities or loans, and may do so in the future.

                The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01. Other Events

                On May 4, 2007 the Company issued a press release announcing a public offering of up to 1,500,000 shares of its Common Stock at a public offering price of $128.65 per share, and the granting of an over-allotment option to purchase up to an additional 225,000 shares of the Common Stock from the Company by the thirtieth day following the date of the Prospectus Supplement. The Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

                (d) Exhibits

1.1  Underwriting Agreement, dated May 3, 2007, between the Company and the Underwriter.
99.1 Press Release, dated May 4, 2007 issued by the Company.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                Essex Property Trust, Inc.

                                                                                                                                                               /s/ Michael T. Dance
                                                                                                                                                               Name: Michael T. Dance
                                                                                                                                                               Title: Executive Vice President & Chief Financial Officer
Date: May 4, 2007